EXECUTION VERSION
OMNIBUIS AMENDMENT AND AMENDMENT NO. 7
to
THIRD AMENDED AND RESTATED TRANSFER AND ADMINISTRATION AGREEMENT
This OMNIBUIS AMENDMENT AND AMENDMENT NO. 7 TO THIRD AMENDED AND RESTATED TRANSFER AND ADMINISTRATION AGREEMENT (this “Amendment”), dated as of May 16, 2025, is entered into by and among Greif Receivables Funding LLC, a Delaware limited liability company, as seller (the “SPV”), Container Life Cycle Management LLC, a Delaware limited liability company, Lee Container, LLC, a Georgia limited liability company, Lee Container Iowa, LLC, an Iowa limited liability company, Greif Packaging LLC, a Delaware limited liability company (“GP”), American Flange & Manufacturing Co. Inc., a Delaware corporation, Caraustar Mill Group, Inc., an Ohio corporation, Caraustar Industrial and Consumer Products Group, Inc., a Delaware corporation, Caraustar Recovered Fiber Group, Inc., a Delaware corporation, The Newark Group, Inc., a New Jersey corporation, Caraustar Consumer Products Group, LLC, a Delaware limited liability company, Cascade Paper Converters Co., a Michigan corporation, as originators (each, an “Originator” and collectively, the “Originators”), GP, as servicer (in such capacity, the “Servicer”), Bank of America, N.A. (“BANA”), as the agent (in such capacity, the “Agent”), a Committed Investor, a Managing Agent and an Administrator, MUFG Bank, Ltd. (“MUFG”), as a Committed Investor, a Managing Agent and an Administrator, Gotham Funding Corporation (“GFC”), as a Conduit Investor, The Toronto Dominion Bank (“TDB”), as a Committed Investor, a Managing Agent and an Administrator, Computershare Trust Company of Canada (“CTCC”), in its capacity as trustee of Reliant Trust, by its U.S. Financial Services Agent, The Toronto Dominion Bank, as a Conduit Investor and GTA Funding LLC (“GTA”).

RECITALS
WHEREAS, the SPV, the Servicer, the Originators, BANA, MUFG, TDB and CTCC have entered into that certain Third Amended and Restated Transfer and Administration Agreement, dated as of September 24, 2019 (as amended by that certain Amendment No. 1 to Third Amended and Restated Transfer and Administration Agreement, dated as of September 24, 2020, that certain Amendment No. 2 to Third Amended and Restated Transfer and Administration Agreement, dated as of February 10, 2021, that certain Amendment No. 3 to Third Amended and Restated Transfer and Administration Agreement, dated as of May 26, 2021, that certain Amendment No. 4 to Third Amended and Restated Transfer and Administration Agreement, dated as of May 17, 2022, that certain Amendment No. 5 to Third Amended and Restated Transfer and Administration Agreement, dated as of May 17, 2023, that certain Amendment No. 6 to Third Amended and Restated Transfer and Administration Agreement, dated as of May 17, 2024 and as further amended, supplemented, amended and restated or otherwise modified through the date hereof, the “TAA”); and
WHEREAS, the parties hereto wish to make certain amendments to the TAA and the Disclosure Letter as set forth herein.

NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and in the TAA, the parties hereto agree as follows:
SECTION 1. Definitions. All capitalized terms used but not defined herein have the meanings provided in the TAA.
SECTION 2. Amendments to the Transaction Documents.
2.1.Amendment to the TAA. The TAA and the Exhibits and Schedules thereto are hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the pages attached as Schedule 1 hereto.
2.2.Amendment to the Disclosure Letter. Schedule 1.01 (A) of the Disclosure Letter is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the pages attached as Schedule 2 hereto.
SECTION 3. Commitments. The parties hereto hereby agree that the Commitment of each Committed Investor, after giving effect to the amendments set forth in Section 2 shall be set forth on Schedule 3 attached hereto.
SECTION 4. Conditions Precedent. This Amendment shall become effective (the “Effective Date”) upon the satisfaction of the following: (i) receipt by the Agent of a counterpart (or counterparts) of this Amendment, duly executed by each of the parties hereto or other evidence satisfactory to the Agent of execution and delivery by such parties and (ii) payment to the Agent, for the benefit of the Managing Agent of each Investor Group, on behalf of the Investors in such Investor Group, of an extension fee in an amount equal to the product of (A) 0.05% and (B) the Commitment of the Committed Investors in such Managing Agent’s Investor Group immediately after giving effect to this Amendment.
SECTION 5. Miscellaneous.
5.1.Representations and Warranties. (i) Each of the SPV, each Originator and the Servicer hereby represents and warrants that this Amendment constitutes a legal, valid and binding obligation of such Person, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium or other similar laws affecting the rights of creditors generally (whether at law or equity), (ii) the SPV hereby represents and warrants that upon the effectiveness of this Amendment, no Termination Event or Potential Termination Event shall exist and (iii) each of the SPV, each Originator and the Servicer hereby represents and warrants that the representations and warranties of such Person set forth in the TAA and any other Transaction Document are true and correct in all material respects (except those representations and warranties qualified by materiality or by reference to a material adverse effect, which are true and correct in all respects) as of the date hereof as though made on and as of such day (unless such representations and warranties specifically refer to a previous day, in which case, they shall be complete and correct in all material respects (or, with respect to such representations or warranties qualified by materiality or by reference to a material adverse effect, complete and correct in all respects) on and as of such previous day).
5.2.References to TAA. Upon the effectiveness of this Amendment, each reference in the TAA to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import shall
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mean and be a reference to the TAA as amended hereby, and each reference to the TAA in any other document, instrument or agreement executed and/or delivered in connection with the TAA shall mean and be a reference to the TAA as amended hereby.
5.3.Effect on TAA. Except as specifically amended above, the TAA and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed. This Amendment does not constitute a novation or termination of the Aggregate Unpaids under the TAA as in effect immediately prior to the effectiveness of this Amendment and which remain outstanding.
5.4.No Waiver. Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Agent or any Investor under the TAA or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein, except as specifically set forth herein.
5.5.Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York (without reference to the conflicts of law principles thereof other than Sections 5-1401 and 5-1402 of the New York General Obligations Law).
5.6.Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.
5.7.Headings. The Section headings in this Amendment are inserted for convenience of reference only and shall not affect the meaning or interpretation of this Amendment or any provision hereof.
5.8.Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery by facsimile or other electronic means of an executed signature page of this Amendment shall be effective as delivery of an executed counterpart hereof.
5.9.Transaction Document. This Amendment shall be a Transaction Document under the TAA for all purposes.
[SIGNATURE PAGES FOLLOW]
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IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

GREIF RECEIVABLES FUNDING LLC
/s/ DAVID C. LLOYD
Name: David C. Lloyd
                        Title: Vice President & Treasurer

GREIF PACKAGING LLC,
Individually, as an Originator and as the Servicer
/s/ DAVID C. LLOYD
Name: David C. Lloyd
                        Title: Vice President & Treasurer

AMERICAN FLANGE & MANUFACTURING CO. INC.,
as an Originator
/s/ DAVID C. LLOYD
Name: David C. Lloyd
                        Title: Vice President & Treasurer

CARAUSTAR MILL GROUP, INC.,
as an Originator
/s/ DAVID C. LLOYD
Name: David C. Lloyd
                        Title: Vice President & Treasurer

CARAUSTAR INDUSTRIAL AND CONSUMER PRODUCTS GROUP, INC.,
as an Originator
/s/ DAVID C. LLOYD
Name: David C. Lloyd
                        Title: Vice President & Treasurer

        Amendment No. 7 to Third A&R Transfer and
        Administration Agreement

CARAUSTAR RECOVERED FIBER GROUP, INC.,
as an Originator
/s/ DAVID C. LLOYD
Name: David C. Lloyd
                        Title: Vice President & Treasurer

THE NEWARK GROUP, INC.,
as an Originator
/s/ DAVID C. LLOYD
Name: David C. Lloyd
                        Title: Vice President & Treasurer

CARAUSTAR CONSUMER PRODUCTS GROUP, LLC,
as an Originator
/s/ DAVID C. LLOYD
Name: David C. Lloyd
                        Title: Vice President & Treasurer

CASCADE PAPER CONVERTERS CO.,
as an Originator
/s/ DAVID C. LLOYD
Name: David C. Lloyd
                        Title: Vice President & Treasurer

CONTAINER LIFE CYCLE MANAGEMENT LLC,
as an Originator
/s/ DAVID C. LLOYD
Name: David C. Lloyd
                        Title: Vice President & Treasurer

LEE CONTAINER, LLC,
as an Originator
/s/ DAVID C. LLOYD
Name: David C. Lloyd
                        Title: Vice President & Treasurer

        Amendment No. 7 to Third A&R Transfer and
        Administration Agreement

LEE CONTAINER IOWA, LLC,
as an Originator
/s/ DAVID C. LLOYD
Name: David C. Lloyd
                        Title: Vice President & Treasurer

        Amendment No. 7 to Third A&R Transfer and
        Administration Agreement

BANK OF AMERICA, N.A.,
as a Committed Investor, a Managing Agent and an Administrator for the BANA Investor Group and the Agent

/s/ ROSS GLYNN
Name: Ross Glynn
                        Title: Senior Vice President

        Amendment No. 7 to Third A&R Transfer and
        Administration Agreement

MUFG BANK, LTD.,
as a Committed Investor, a Managing Agent and an Administrator

/s/ ERIC WILLIAMS
Name: Eric Williams
                        Title: Managing Director

GOTHAM FUNDING CORPORATION, as a Conduit Investor for the MUFG Investor Group

/s/ KEVIN J. CORRIGAN
Name: Kevin J. Corrigan
                        Title: Vice President

        Amendment No. 7 to Third A&R Transfer and
        Administration Agreement

THE TORONTO DOMINION BANK,
as a Committed Investor, a Managing Agent and an Administrator for the TD Bank Investor Group
/s/ LUNA K. MILLS
Name: Luna K. Mills
                        Title: Managing Director

COMPUTERSHARE TRUST COMPANY OF CANADA, in its capacity as trustee of RELIANT TRUST, by its U.S. Financial Services Agent, THE TORONTO DOMINION BANK, as a Conduit Investor for the TD Bank Investor Group

/s/ LUNA K. MILLS
Name: Luna K. Mills
                        Title: Managing Director

GTA FUNDING LLC, as a Conduit Investor for the TD Bank Investor Group

/s/ KEVIN J. CORRIGAN
Name: Kevin J. Corrigan
                        Title: Vice President
        Amendment No. 7 to Third A&R Transfer and
        Administration Agreement

SCHEDULE 1

AMENDED TAA

[See attached]

SCHEDULE 2

AMENDED SCHEDULE 1.01(A)
OF THE DISCLOSURE LETTER

[See attached]

SCHEDULE 3

COMMITMENTS

Committed Investor	Commitment
Bank of America, N.A.	$132,000,000
MUFG Bank, Ltd.	$79,000,000
The Toronto Dominion Bank	$79,000,000